UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2012

Date of Report (Date of earliest event reported)

CROSS BORDER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22610 US Highway 281 N., Suite 218 San Antonio, TX	78258
(Address of principal executive offices)	(Zip Code)

(210) 226-6700

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 AND 2.03          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT AND CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

Amendment to Credit Agreement with Texas Capital Bank

On March 1, 2012, TCB and Cross Border Resources, Inc. (the “Company”) entered into a Consent, Waiver and First Amendment to Amended and Restated Credit Agreement (“TCB Amendment”) with Texas Capital Bank, N.A. (“TCB”) thereby increasing the Company’s borrowing base to $9,500,000. This TCB Amendment, which is effective February 29, 2012, amended that certain Amended and Restated Credit Agreement (the “Credit Agreement”) entered into by and between the Company and TCB on January 31, 2011.  The Credit Agreement provided the Company with an initial borrowing base of $4,000,000 but provided that the amount available under the Credit Agreement could be increased by TCB up to $25,000,000 based on the Company’s reserve reports and the value of the Company’s oil and gas properties.

On March 1, 2012, $3,295,000 of this increased available loan amount was used by the Company to redeem in full its 7½% Debentures, Series 2005 (the “Pure Debentures”) as more fully described below under Item 1.02. Prior to the redemption, the maximum borrowing amount available under the Credit Agreement was limited to $5,000,000 unless the trustee for the Pure Debentures consented to the increase. The redemption of the Pure Debentures allowed for the increase in the borrowing base.

The above summary is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which was filed as exhibit 10.1 to the Current Report on Form 8-K filed on February 7, 2011, and a copy of the Consent, Waiver and First Amendment to Amended and Restated Credit Agreement filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEMS 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS

Amendment to Employment Agreement with Will Gray

On March 6, 2012, the Company entered into an Amendment to Employment Agreement with Everett Willard “Will” Gray II (the “Gray Amendment”). The Gray Amendment did not expand the term of Mr. Gray’s employment but did amend the amounts payable to Mr. Gray upon termination without Cause (as defined in his original employment agreement), upon termination by Mr. Gray for Good Reason (as defined in his original employment agreement) or upon a Corporate Transaction (as defined in his original employment agreement) and amended the timing of such payment and definition of Corporate Transaction.

The Gray Amendment provides that in the event Mr. Gray is terminated without Cause by the Company (other than for death or disability) during the initial two-year term or upon a change in control event occurring during the initial two-year term (defined as a Corporate Transaction in the original Employment Agreement), Mr. Gray will be paid the following compensation: a lump sum cash payment in an amount equal to the sum of (a) twenty four (24) months of Mr. Gray’s annual base salary, and (b) the monetary equivalent of Mr. Gray’s benefits for a period of twenty-four (24) months. No severance is to be paid if Mr. Gray is terminated by the Company for Cause.

The Company's Compensation Committee discussed and approved (subject to final approval by management and the full Board of Directors) the general terms of the increased severance and change in control payment in November 2011. Management and the full Board of Directors approved the terms of the increased severance and change in control payment and finalized the form of the Gray Amendment on March 6, 2012.

Amendment to Employment Agreement with Larry Risley

On March 6, 2012, the Company entered into an Amendment to Employment Agreement with Lawrence J. Risley (the “Risley Amendment”). The Risley Amendment did not expand the term of Mr. Risley’s employment but did amend the amounts payable to Mr. Risley upon termination without Cause (as defined in his original employment agreement), upon termination by Mr. Risley for Good Reason (as defined in his original employment agreement) or upon a Corporate Transaction (as defined in his original employment agreement) and amended the timing of such payment and definition of Corporate Transaction.

The Risley Amendment provides that in the event Mr. Risley is terminated without cause by the Company (other than for death or disability) during the initial two-year term or upon a change in control event occurring during the initial two-year term (defined as a Corporate Transaction in the original Employment Agreement), Mr. Risley will be paid the following compensation: a lump sum cash payment in an amount equal to the sum of (a) twenty four (24) months of Mr. Risley’s annual base salary, and (b) the monetary equivalent of Mr. Risley’s benefits for a period of twenty-four (24) months. No severance is to be paid if Mr. Risley is terminated by the Company for Cause.

The Company's Compensation Committee discussed and approved (subject to final approval by management and the full Board of Directors) the general terms of the increased severance and change in control payment in November 2011. Management and the full Board of Directors approved the terms of the increased severance and change in control payment and finalized the form of the Risley Amendment on March 6, 2012.

Letter Agreement with Nancy S. Stephenson

On March 6, 2012, the Company agreed by letter agreement to pay to Nancy S. Stephenson certain amounts if she is terminated without Cause, upon her termination for Good Reason or upon a Corporate Transaction (all as defined therein) occurring on or before January 31, 2013. Upon such occurrence, she will be paid an amount equal to six (6) months of her annual base salary. No severance is to be paid if she is terminated by the Company for Cause.

The above summaries are qualified in their entirety by reference to the full text of the two Amendments to Employment Agreements (for Messrs. Gray and Risley) and the Letter Agreement to Ms. Stephenson, copies of which are filed as exhibits 10.2 through 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 1.02          TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As described under Item 1.01, the Company used $3,295,000 from the increased borrowing base from TCB to redeem the Pure Debentures issued pursuant to that certain Trust Indenture dated as of March 1, 2005, from Pure Energy and Pure Gas, as Issuer, to First Security Bank, as Trustee and Paying Agent (the “Trust Indenture”) filed as Exhibit 4.1 to the Current Report on Form 8-K filed on January 7, 2011. Upon redemption in full of the Pure Debentures, the Trust Indenture was terminated and is of no further force or effect other than those terms that expressly survive termination.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Consent, Waiver and First Amendment to Amended and Restated Credit Agreement with Texas Capital Bank, N.A.
10.2	First Amendment to Employment Agreement with Everett Willard “Will” Gray II
10.3	First Amendment to Employment Agreement with Lawrence J. Risley
10.4	Letter Agreement with Nancy S. Stephenson

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2012	CROSS BORDER RESOURCES, INC.

	By:	/s/ Everett Willard Gray, II
Everett Willard Gray, II Chief Executive Officer and Chairman of the Board